EXHIBIT 32.1


           CERTIFICATIONS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
                         RULE 13a-14(b) OR 15d-14(b) AND
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the annual report of GeneMax Corp. (the "Company") on Form 10-KSB for fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Grant R. Atkins, Chief Executive Officer of the Company, and Vaughn Barbon, Chief Financial Officer of the Company, each certifies for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and 2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 29, 2005                 By:  /s/ GRANT R. ATKINS
                                               _______________________
                                               Grant R. Atkins
                                               Chief Executive Officer



Dated: March 29, 2005                 By:  /s/ VAUGHN BARBON
                                               _______________________
                                               Vaughn Barbon,
                                               Chief Financial Officer